Exhibit 99.7

Execution Copy

FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

This FIRST AMENDMENT TO INTERCREDITOR AGREEMENT, dated as of June 13, 2008 (this “Amendment”), by and among WORLDSPACE, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, THE BANK OF NEW YORK, in its capacity as collateral agent for the First Lien Obligations (as defined in the Intercreditor Agreement, dated as of June 1, 2007 (the “Original Intercreditor Agreement”), by and among the parties hereto), including its successors and assigns from time to time (the “First Lien Collateral Agent”), and THE BANK OF NEW YORK, in its capacity as collateral agent for the Second Lien Obligations (as defined in the Original Intercreditor Agreement), including its successors and assigns from time to time (the “Second Lien Collateral Agent”). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in the Original Intercreditor Agreement.

RECITALS

WHEREAS, pursuant to that certain Amendment, Redemption and Exchange Agreement, dated as of June 1, 2007 (as the same may be amended, modified or supplemented from time to time, the “Exchange Agreement”), among the Borrower and the Investors (as such term is defined in the Exchange Agreement), the Investors exchanged (i) $45,000,000 principal amount of Existing Notes (as such term is defined in the Exchange Agreement) for first lien bridge notes (the “Original Bridge Notes”) in the aggregate principal amount of $45,000,000 and (ii) $60,000,000 principal amount of Existing Notes (as such term is defined in the Exchange Agreement) for second lien amended and restated convertible notes (the “Original Convertible Notes”) in the aggregate principal amount of $60,000,000;

WHEREAS, the parties hereto entered into the Original Intercreditor Agreement in connection with the issuance of the Original Bridge Notes and the Original Convertible Notes;

WHEREAS, the Borrower has undertaken to repay (i) $17.7 million principal amount due under the Original Bridge Notes plus all accrued and unpaid interest through the date of payment, on or before June 30, 2008, pursuant to that certain letter agreement, dated June 2, 2008 (the “Letter Agreement”), among the Borrower and the Investors, (ii) the remaining unpaid principal amount of the Original Bridge Notes (together with all then accrued and unpaid interest) in full on or before July 31, 2008 and (iii) the remaining unpaid principal amount of the Original Convertible Notes on or before September 30, 2008;

WHEREAS, pursuant to that certain Amendment and Exchange Agreement, dated as of June 13, 2008 (the “Amendment and Exchange Agreement”), among the Borrower and the Investors, the Company and each of the Investors has agreed to exchange all of the Investor’s Original Bridge Notes and Original Convertible Notes for (i) amended and restated convertible secured notes (the “Convertible Notes”) and (ii) amended and restated secured notes (the “Bridge Notes”, and together with the Amended and Restated Convertible Notes, the “Notes”);

WHEREAS, the parties hereto now desire to ratify and confirm that the Original Intercreditor Agreement (as amended herein) applies to the Notes and the collateral agents for the holders of the Notes; and

WHEREAS, the parties now desire to amend the Original Intercreditor Agreement in the manner set forth below to reflect the terms and conditions set forth in the Letter Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agree as follows:

1. Amendments to Definitions.

(a) The following definitions are hereby added to the Original Intercreditor Agreement:

“Amended and Restated Notes” means the Amended and Restated Bridge Notes and the Amended and Restated Convertible Notes.

“Amendment and Exchange Agreement” means the Amendment and Exchange Agreement, dated as of June 13, 2008, among the Borrower and the Investors.

(b) The definition of Bridge Notes is hereby deleted in its entirety and replaced with the following:

“Bridge Notes” means the amended and restated secured notes issued to the Investors pursuant to the Amendment and Exchange Agreement.

(c) The definition of Convertible Notes is hereby deleted in its entirety and replaced with the following:

“Convertible Notes” means the second amended and restated secured convertible notes issued to the Investors pursuant to the Amendment and Exchange Agreement.

(d) The definition of First Lien Credit Agreement is hereby deleted in its entirety and replaced with the following:

“First Lien Credit Agreement” means the Bridge Notes.

(e) Paragraph (x) of the definition of First Lien Obligations is hereby deleted in its entirety and replaced with the following:

“(x) if the sum of: (1) Indebtedness for borrowed money constituting principal outstanding under the First Lien Credit Agreement and the other First Lien Loan Documents; plus (2) the aggregate First Lien L/C Obligations in respect of letters of credit issued but not reimbursed under the First Lien Credit Agreement, is in excess of $35,189,365.84 in the aggregate (the “First Lien Cap Amount”), then only that portion of such principal amount of Indebtedness and such aggregate face amount of letters of credit equal to the First Lien Cap Amount shall be included in First Lien Obligations, and interest and reimbursement obligations with respect to such Indebtedness and letters of credit shall only constitute First Lien Obligations to the extent related to the principal amount of Indebtedness and face amounts of letters of credit included in the First Lien Obligations; and”

2. Amendments to Original Intercreditor Agreement.

(a) Section 2.4 is hereby amended by the addition of the following at the end of the first sentence:

“, or (iii) grant or permit any additional Lien on any asset to secure any Indebtedness inconsistent with the terms of this Agreement.”

(b) Sections 5.3(a)(2), (3) and (4) are hereby deleted in their entirety.

(c) Section 5.4(d) is hereby amended by the addition of the following to the end of the paragraph:

“For the avoidance of doubt, upon the Discharge of First Lien Obligations, the Second Lien Obligations shall be secured by a first priority security interest in the Collateral, and all references to “Second Lien” in this Agreement shall be read as a reference to such first priority security interest in favor of the Second Lien Collateral Agent.”

(d) Section 5.5 is hereby deleted in its entirety and designated as “Deleted”, and all references to Section 5.5 in the Original Intercreditor Agreement are hereby deleted.

3. Ratifications.

Each of the parties hereto hereby agrees and confirms that the terms and conditions of the Original Intercreditor Agreement (as amended herein) shall apply in their entirety to the Bridge Notes and the Convertible Notes. Except as specifically herein amended, all terms, provisions, conditions and exhibits contained in the Original Intercreditor Agreement are hereby confirmed, ratified and restated and shall remain unmodified and in full force and effect. In the event that any provision of this Amendment shall conflict with the terms, provisions, conditions, and exhibits of the Original Intercreditor Agreement, the terms, provisions and conditions of this Amendment shall govern and control.

4. Further Assurances. The parties shall execute and deliver such further documents and instruments and shall take such other actions as may be reasonably required or appropriate to evidence or carry out the intent and purposes of this Amendment or to show the ability to carry out the intent and purposes of this Amendment, the reasonable costs of which (including, without limitation, legal fees and expenses) shall be paid for by the Borrower.

5. Governing Law. This Amendment shall be a contract made under, governed by and construed in accordance with, the terms of the laws of the State of New York.

6. Counterparts. This Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Amendment.

7. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

8. Captions. Captions used in this Amendment are provided for convenience and reference only and should not be used in construing this Amendment.

[NO FURTHER TEXT ON THIS PAGE]

Execution Copy

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date and year first set forth above.

THE BANK OF NEW YORK, as First Lien Collateral Agent

By:	/s/ Timothy E. Burke
Name:	Timothy E. Burke
Title:	Vice President

By:	/s/ Karen A. Trachtenberg
Name:	Karen A. Trachtenberg
Title:	Vice President

THE BANK OF NEW YORK, as Second Lien Collateral Agent

By:	/s/ Karen A. Trachtenberg
Name:	Karen A. Trachtenberg
Title:	Vice President

WORLDSPACE, INC., as the Borrower

By:	/s/ Sridhar Ganesan
Name:	Sridhar Ganesan
Title:	Chief Financial Officer

GUARANTORS:

WORLDSPACE SYSTEMS CORPORATION as Guarantor

By:	/s/ Noah A. Samara
Name:	Noah A. Samara
Title:	Chief Executive Officer

[Signature Page – First Amendment to Intercreditor Agreement]

AFRISPACE, INC. as Guarantor

By:	/s/ Sridhar Ganesan
Name:	Sridhar Ganesan
Title:	Chief Financial Officer

WORLDSPACE SATELLITE COMPANY, LTD. as Guarantor

By:	/s/ James R. Laramie
Name:	James R. Laramie
Title:	Director

ASIASPACE LIMITED as Guarantor

By:	/s/ Richard E. Butler

/s/ Ian G. Cunliffe
Name:	Richard E. Butler and Ian Cunliffe
Title:	Directors

[Signature Page – First Amendment to Intercreditor Agreement]